Allstate Life Insurance Company of New York
                  Allstate Life of New York Separate Account A

                        Supplement, dated August 15, 2003
                                     to the
                      Prospectus dated May 1, 2003 for the
 Allstate Advisor Variable Annuities (Advisor, Advisor Plus, Advisor Preferred)


This supplement describes the asset allocation program now available with the Allstate Advisor, Allstate Advisor Plus, and Allstate Advisor Preferred variable annuity contracts (each, a "Contract"), offered by Allstate Life Insurance Company of New York. Please keep this supplement for future reference together with your prospectus. All capitalized terms have the same meaning as those included in the prospectus.


Your prospectus is amended as follows:

Page 3:  Add the following to the list of "Important Terms":

                                                                         Page
         TrueBalanceSM Asset Allocation Program                           23


Page 7: Insert the following bullet before the first bullet under the subheading "Special Services" contained in "The Contracts at a Glance":

o    TrueBalanceSM Asset Allocation Program


Page 23: Insert the following section at the end of the last paragraph under the heading "Investment Alternatives: The Variable Sub-Accounts":

         TRUEBALANCESM ASSET ALLOCATION PROGRAM

         We currently offer the TrueBalance asset allocation program in which you may participate. The TrueBalance program is an option available to Contract Owners at no additional charge. Participation in the TrueBalance program may be limited if you have added certain options to your Contract which impose restrictions on the investment alternatives in which you may invest, such as the Income Protection Benefit Option. See the "Income Protection Benefit Option" section of this prospectus for more information.

         Asset allocation is the process by which your Contract Value is invested in different asset classes in a way that matches your risk tolerance, time horizon, and investment goals. Theoretically, different asset classes tend to behave differently under various economic and market conditions. By spreading your Contract Value across a range of asset classes, you may, over time, be able to reduce the risk of investment volatility and potentially enhance returns. Asset allocation does not guarantee a profit or protect against loss in a declining market.

         Your sales representative will help you determine whether participating in an asset allocation program is appropriate for you. If you decide to participate in the TrueBalance program, you will complete an investment style questionnaire that will help you and your sales representative to identify your investment style. Once you and your sales representative have identified your investment style, you will select one of five asset allocation model portfolios, each of which represents a diversified allocation of a portion of your Contract Value among Variable Sub-Accounts with different levels of risk. The model portfolios, which have been prepared by Standard & Poor's Investment Advisory Services LLC ("SPIAS"), represent five different investment styles: conservative, moderately conservative, moderate, moderately aggressive and aggressive. Allstate New York and the principal underwriter of the Contracts, Allstate Distributors, L.L.C. ("Allstate Distributors"), do not intend to provide any personalized investment advice in connection with the TrueBalance program and you should not rely on this program as providing individualized investment recommendations to you.

         Each of the five model portfolios contains a mix of Variable Sub-Accounts that is designed to meet the investment goals of the applicable investment style. On the business day we approve your participation in the TrueBalance program, we will automatically reallocate any existing Contract Value in the Variable Sub-Accounts according to the model portfolio you selected. If any portion of your existing Contract Value is allocated to the Standard Fixed Account Option and you wish to allocate any portion of it to the model portfolio, you must transfer that portion to the Variable Sub-Accounts. In addition, as long as you participate in the TrueBalance program, you must allocate all of your purchase payments (and Credit Enhancements for Allstate Advisor Plus Contracts) to the Fixed Account Options and/or the Variable Sub-Accounts currently offered in your model portfolio. Any purchase payments (and Credit Enhancements for Allstate Advisor Plus Contracts) you allocate to the DCA Fixed Account Option will be automatically transferred, along with interest, in equal monthly installments to the Variable Sub-Accounts according to the model portfolio you selected.

         The model portfolios will be reviewed and analyzed annually by SPIAS to determine that the Variable Sub-Accounts and allocation percentages continue to support each model portfolio's investment objectives. We will update your Variable Sub-Accounts and allocation percentages annually to match the updated SPIAS model portfolios. Changes to the model portfolios may include changes to the asset classes, changes to the allocation percentages for asset classes and changes to the Variable Sub-Accounts included in the model portfolios. By electing to participate in the TrueBalance program, you authorize us to automatically reallocate your Contract Value allocated to the Variable Account to reflect the updated model portfolio, without any further instructions from you. You will be notified in advance of any change to the model portfolio you choose with a date on which the change will be implemented. On the implementation date, all of your Contract Value in the Variable Sub-Accounts will be reallocated according to the current allocation percentages established by SPIAS for your model portfolio, unless you request to terminate your participation in the TrueBalance program before the implementation date.

         You may only select one model portfolio at a time. However, you may change your selection of model portfolio at any time. For example, if you have selected the TrueBalance moderate portfolio, you may switch to the TrueBalance moderately conservative portfolio. Each change you make in your model portfolio selection will count against the 12 transfers you can make each Contract Year without paying a transfer fee. You should consult with your sales representative before making a change to your model portfolio selection to determine whether the new model portfolio is appropriate for your needs.

         Since the performance of each Variable Sub-Account may cause a shift in the percentage allocated to each Variable Sub-Account, at least once every calendar quarter we will automatically rebalance all of your Contract Value in the Variable Sub-Accounts according to your model portfolio.

         Unless you notify us otherwise, any purchase payments you make after electing the TrueBalance program will be allocated to your model portfolio and/or to the Fixed Account Options according to your most recent instructions on file with us. Once you elect to participate in the TrueBalance program, you may allocate subsequent purchase payments to any of the Fixed Account Options available with your Contract and/or to any of the Variable Sub-Accounts included in your model portfolio. You may not allocate subsequent purchase payments to a Variable Sub-Account that is not included in your model portfolio. Subsequent purchase payments allocated to the Variable Sub-Accounts will be automatically rebalanced according to the current allocation percentages for your model portfolio at the next calendar quarter. You may make transfers to any of the investment alternatives, except the DCA Fixed Account Option. However, all of your Contract Value in the Variable Sub-Accounts will be automatically rebalanced according to the current percentage allocations for your model portfolio at the next calendar quarter. Transfers to investment alternatives that are not included in the model portfolio you selected may be inconsistent with the investment style you selected and with the purpose of the TrueBalance program. You should consult with your sales representative before making transfers outside the model portfolio allocations.

         If you make a partial withdrawal from any of the Variable Sub-Accounts, your remaining Contract Value in the Variable Sub-Accounts will be automatically rebalanced according to your model portfolio allocations at the next calendar quarter. If you are participating in the Systematic Withdrawal Program when you add the TrueBalance program or change your selection of model portfolios, you may need to update your withdrawal instructions. If you have any questions, please consult your sales representative or call us at 1-866-718-9824.

         Your participation in the TrueBalance program is subject to the program's terms and conditions, and you may terminate your participation or change model portfolios at any time by notifying us in a form satisfactory to us. We reserve the right to modify or terminate the TrueBalance program at any time.